UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2022

KIORA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

1371 East 2100 South Suite 200 Salt Lake City, Utah 84105	84105
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	KPRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2022 (the “Effective Date”), Kiora Pharmaceuticals Inc. (the “Company”) appointed Melissa Tosca as Executive Vice President of Finance of the Company, effective as of the Effective Date. Ms. Tosca will also serve as the Company’s principal accounting officer and principal financial officer.

Prior to joining the Company, Ms. Tosca, age 43, served as Executive Director of Finance and Corporate Treasurer for Neomorph since 2021, where she managed the finance and accounting functions. She also served as Director of Finance and Accounting at Omniome from 2017 to 2021, building the accounting and finance infrastructure and managing financial operations. Prior to Omniome, she spent nine years at Caris Life Sciences from 2008 to 2017, serving in various leadership roles including Director of Finance and Accounting, Director of Financial Planning and Analysis and Senior Director of Sales Operations. She began her professional career in public accounting at Clifton Gunderson and later moved to Ernst & Young as an Audit Manager. Melissa is a Certified Public Accountant and holds a B.S. in Accounting from the University of Arizona.

In connection with Ms. Tosca’s appointment as Executive Vice President of Finance, the Company entered into an Offer Letter (the “Offer Letter”) with Ms. Tosca on August 18, 2022 and effective as of the Effective Date. Pursuant to the Offer Letter, Ms. Tosca will receive an annual base salary of  $300,000 and she is entitled to receive a performance bonus with a target of up to 25% of her annual base salary for the applicable fiscal year. Additionally, subject to the approval of the Compensation Committee of the Company’s Board of Directors and shareholder approval of an increase in the shares authorized for issuance under the Company’s 2014 Equity Incentive Plan, the Company will grant Ms. Tosca an option to purchase up to 300,000 shares of the Company’s common stock (the “Option”). The Option will vest with respect to one-third of the underlying shares on the one-year anniversary of the grant date, and thereafter will vest in equal monthly installments over a two-year period.

There is no family relationship between Ms. Tosca and any director or executive officer of the Company. There are no transactions between Ms. Tosca and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The foregoing summary of the material terms of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full and complete terms of the Offer Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 15, 2022, the Company held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the following proposals:

(i) the approval, as contemplated by Nasdaq Listing Rule 5635, of the issuance of up to 60,191,394 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the exercise of Class A Warrants and Class B Warrants of the Company issued in a public offering completed in July 2022 (the “Warrants”);

(ii) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(iii) the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

The voting results are reported below.

Proposal 1 - Approval of the Issuance of up to 60,191,394 Shares of Common Stock upon the Exercise of Warrants

The issuance, as contemplated by Nasdaq Listing Rule 5635, of up to 60,191,394 shares of Common Stock upon the exercise of the Warrants was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,841,236	533,050	57,806	3,382,478

Proposal 2 - Ratification of the Appointment of EisnerAmper LLP

The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
5,544,763	248,703	21,104

Proposal 3 - Approval of the Adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1

The adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal No. 1 was approved, although no such adjournment was required as a result of Proposal No. 1 being approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
4,598,607	1,119,917	96,046

Item 8.01.	Other Events.

On September 13, 2022, the Company issued a press release announcing the appointment of Ms. Tosca, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files the following exhibits:

10.1#	Offer Letter by and between Kiora Pharmaceuticals, Inc. and Melissa Tosca, dated as of August 18, 2022.
99.1	Press Release of Kiora Pharmaceuticals, Inc. issued on September 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#       Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIORA PHARMACEUTICALS, INC.

By:	/s/ Brian M. Strem, Ph.D.
Brian M. Strem, Ph.D.
President and Chief Executive Officer

Date: September 16, 2022